UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2025

DIAMEDICA THERAPEUTICS INC.
(Exact name of registrant as specified in its charter)

British Columbia	001-36291	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Carlson Parkway, Suite 210 Minneapolis, Minnesota	55305
(Address of principal executive offices)	(Zip Code)
(763) 496-5454
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting common shares, no par value per share	DMAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2025, Richard Pilnik, who has been a member of the Board of Directors (the “Board”) of DiaMedica Therapeutics Inc. (the “Company”), for over 15 years, informed the Company of his decision to retire and not to stand for re-election at the Company’s 2025 Annual General Meeting of Shareholders (the “AGM”). Mr. Pilnik’s term as a director will expire upon conclusion of the AGM. Mr. Pilnik’s decision not to stand for re-election is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Mr. Pilnik currently serves as Chair of the Nominating and Corporate Governance Committee, a member of the Audit Committee, and prior to January 1, 2025, served as Chairman of the Board. As part of the Board’s succession planning efforts, the Board recently transitioned the Chairman of the Board role from Mr. Pilnik, who served in the position for over a decade, to James Parsons, who joined the Board in 2015 and also serves as Chair of the Audit Committee. In addition, as previously announced and as part of its continued succession planning efforts, the Board recently appointed Daniel J. O’Connor as a new director. The Board intends to re-evaluate the composition of its Board committees, including the chair roles, to ensure a seamless transition upon Mr. Pilnik’s departure after the AGM, which is scheduled to occur on May 15, 2025, and to continue to facilitate Board rotation on its committees.

“We are grateful for Mr. Pilnik’s commitment and service to the Company, the Board and the Board’s committees,” stated Rick Pauls, the Company’s President and Chief Executive Officer. “We want to especially recognize Mr. Pilnik’s contributions and support during an important period in the Company’s transition to a late-stage biopharmaceutical company.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMEDICA THERAPEUTICS INC.

	By:	/s/ Scott Kellen
Scott Kellen
Chief Financial Officer and Secretary

Dated: March 6, 2025